NEWBUILDINGS	12 Months Ended
Dec. 31, 2014
Newbuildings [Abstract]
NEWBUILDINGS

18.	NEWBUILDINGS

(in thousands of $)	2014	2013
Purchase price installments	312,160	718,851
Interest costs capitalized	17,806	30,825
Other costs capitalized	14,577	17,849
	344,543	767,525

As at December 31, 2014 we have remaining commitments of which $0.5 billion due to our newbuilding contracts to construct three LNG carriers and one FSRU at a total contract cost of $0.9 billion. See note 37 for the expected timing of the remaining installments to be paid.

Interest costs capitalized in connection with the newbuildings for the years ended December 31, 2014, 2013 and 2012 were $21.1 million, $22.5 million and $10.3 million, respectively. Other capitalized costs include site supervision and other miscellaneous construction costs.

In 2014, we took delivery of seven newbuilds in 2014, of which the Golar Igloo was subsequently sold to Golar Partners in March 2014. Upon delivery of these vessels, their total costs of $1,178.9 million were transferred to vessels and equipment, net (see note 20). Included within this amount is Golar Eskimo, which is shown as "held-for-sale".